SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K



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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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        Date of Report (date of earliest event reported): January 5, 2001


                                   VIACOM INC.
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             (Exact name of registrant as specified in its charter)



     Delaware                        1-9553                     04-2949533
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(State or other                     (Commission             (IRS Employer
 jurisdiction of                    File Number)            Identification No.)
 incorporation)



                     1515 Broadway, New York, New York 10036
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               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 258-6000


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Item 5.   Other Events.

          On January 5, 2001, Viacom Inc., a Delaware corporation ("Viacom"), announced its intention to sell $1.5 billion of global debt securities to be comprised of 5-, 10- and 30-year maturities. Proceeds from the sale of securities will be used to repay existing short-term debt.

          A copy of the press release issued by Viacom dated January 5, 2001 describing Viacom's intention to sell the global debt securities, is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements and Exhibits.

          (a) The following exhibit is filed as part of this report on Form 8-K:

              99.1 Press Release issued by Viacom date January 5, 2001.


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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                                               VIACOM INC.

                                               By: /s/  Michael D. Fricklas
                                                  ------------------------------
                                                  Name:  Michael D. Fricklas
                                                  Title: Senior Vice President,
                                                         General Counsel
                                                         and Secretary






Date:  January 5, 2001



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                                  EXHIBIT INDEX


Exhibit No.         Description
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99.1                Press Release issued by Viacom dated January 5, 2001.